Exhibit (d)(1)

AMENDMENT NO. 11 DATED DECEMBER 13, 2010 TO THE PROSHARES TRUST INVESTMENT

ADVISORY AGREEMENT DATED DECEMBER 15, 2005, BETWEEN PROSHARES TRUST

AND PROSHARE ADVISORS LLC

SCHEDULE A

TO THE INVESTMENT ADVISORY AGREEMENT

BETWEEN PROSHARES TRUST AND PROSHARE ADVISORS LLC

AS OF December 13, 2010

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)(1)
ProShares Ultra S&P500	0.75%
ProShares Ultra MidCap400	0.75%
ProShares Ultra Dow30	0.75%
ProShares Ultra QQQ	0.75%
ProShares Ultra Russell1000 Value	0.75%
ProShares Ultra Russell1000 Growth	0.75%
ProShares Ultra Russell MidCap Value	0.75%
ProShares Ultra Russell MidCap Growth	0.75%
ProShares Ultra Russell2000 Value	0.75%
ProShares Ultra Russell2000 Growth	0.75%
ProShares Ultra Basic Materials	0.75%
ProShares Ultra Biotechnology	0.75%
ProShares Ultra Consumer Goods	0.75%
ProShares Ultra Consumer Services	0.75%
ProShares Ultra Financials	0.75%
ProShares Ultra Health Care	0.75%
ProShares Ultra Industrials	0.75%
ProShares Ultra Oil & Gas	0.75%
ProShares Ultra Precious Metals	0.75%
ProShares Ultra Real Estate	0.75%
ProShares Ultra Semiconductors	0.75%
ProShares Ultra Technology	0.75%
ProShares Ultra Telecommunications	0.75%
ProShares Ultra Utilities	0.75%
ProShares Ultra Russell1000	0.75%
ProShares Ultra Russell MidCap	0.75%
ProShares Ultra Russell2000	0.75%
ProShares Ultra SmallCap600	0.75%
ProShares Ultra MSCI Japan	0.75%
ProShares Ultra MSCI Emerging Markets	0.75%
ProShares Ultra MSCI EAFE	0.75%
ProShares Ultra NASDAQ Biotechnology	0.75%

(1)	All fees are computed daily and paid monthly.

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)(1)
ProShares Ultra Dow Jones Select Telecommunications	0.75%
ProShares Ultra FTSE China 25	0.75%
ProShares Ultra 7-10 Year Treasury	0.75%
ProShares Ultra 20+ Year Treasury	0.75%
ProShares Ultra iBoxx $ Investment Grade	0.75%
ProShares Ultra iBoxx $ High Yield	0.75%
ProShares Ultra NASDAQ Composite	0.75%
ProShares Ultra Aggregate Bond	0.75%
ProShares Ultra DJ Wilshire Total Market	0.75%
ProShares Ultra Russell3000	0.75%
ProShares Ultra MSCI Pacific ex-Japan	0.75%
ProShares Ultra MSCI Latin America	0.75%
ProShares Ultra MSCI Europe	0.75%
ProShares Ultra MSCI BRIC	0.75%
ProShares Ultra S&P Europe 350	0.75%
ProShares Ultra MSCI Brazil	0.75%
ProShares Ultra MSCI South Korea	0.75%
ProShares Ultra MSCI Taiwan	0.75%
ProShares Ultra MSCI Australia	0.75%
ProShares Ultra MSCI Hong Kong	0.75%
ProShares Ultra MSCI Mexico Investable Market	0.75%
ProShares Ultra KBW Regional Banking	0.75%
ProShares Short S&P500	0.75%
ProShares Short MidCap400	0.75%
ProShares Short Dow30	0.75%
ProShares Short QQQ	0.75%
ProShares Short Russell2000	0.75%
ProShares Short SmallCap600	0.75%
ProShares Short Russell1000	0.75%
ProShares Short Russell1000 Value	0.75%
ProShares Short Russell1000 Growth	0.75%
ProShares Short Russell MidCap Value	0.75%
ProShares Short Russell MidCap Growth	0.75%
ProShares Short Russell2000 Value	0.75%
ProShares Short Russell2000 Growth	0.75%
ProShares Short Basic Materials	0.75%
ProShares Short Biotechnology	0.75%
ProShares Short Consumer Goods	0.75%
ProShares Short Consumer Services	0.75%
ProShares Short Financials	0.75%
ProShares Short Health Care	0.75%
ProShares Short Industrials	0.75%
ProShares Short Oil & Gas	0.75%
ProShares Short Precious Metals	0.75%
ProShares Short Real Estate	0.75%
ProShares Short Semiconductors	0.75%
ProShares Short Technology	0.75%

(1)	All fees are computed daily and paid monthly.

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)(1)
ProShares Short Telecommunications	0.75%
ProShares Short Utilities	0.75%
ProShares Short NASDAQ Biotechnology	0.75%
ProShares Short Russell MidCap	0.75%
ProShares Short MSCI Japan	0.75%
ProShares Short MSCI Emerging Markets	0.75%
ProShares Short MSCI EAFE	0.75%
ProShares Short 7-10 Year Treasury	0.75%
ProShares Short 20+ Year Treasury	0.75%
ProShares Short iBoxx $ Investment Grade	0.75%
ProShares Short iBoxx $ High Yield	0.75%
ProShares Short NASDAQ Composite	0.75%
ProShares Short Aggregate Bond	0.75%
ProShares Short DJ Wilshire Total Market	0.75%
ProShares Short Russell3000	0.75%
ProShares Short MSCI Pacific ex-Japan	0.75%
ProShares Short MSCI Latin America	0.75%
ProShares Short MSCI Europe	0.75%
ProShares Short MSCI BRIC	0.75%
ProShares Short S&P Europe 350	0.75%
ProShares Short MSCI Brazil	0.75%
ProShares Short MSCI South Korea	0.75%
ProShares Short MSCI Taiwan	0.75%
ProShares Short MSCI Australia	0.75%
ProShares Short MSCI Hong Kong	0.75%
ProShares Short MSCI Mexico Investable Market	0.75%
ProShares Short KBW Regional Banking	0.75%
ProShares Short FTSE China 25	0.75%
ProShares UltraShort S&P500	0.75%
ProShares UltraShort MidCap400	0.75%
ProShares UltraShort Dow30	0.75%
ProShares UltraShort QQQ	0.75%
ProShares UltraShort Russell1000	0.75%
ProShares UltraShort Russell2000	0.75%
ProShares UltraShort SmallCap600	0.75%
ProShares UltraShort Russell1000 Value	0.75%
ProShares UltraShort Russell1000 Growth	0.75%
ProShares UltraShort Russell MidCap Value	0.75%
ProShares UltraShort Russell MidCap Growth	0.75%
ProShares UltraShort Russell2000 Value	0.75%
ProShares UltraShort Russell2000 Growth	0.75%
ProShares UltraShort Basic Materials	0.75%
ProShares UltraShort Biotechnology	0.75%
ProShares UltraShort Consumer Goods	0.75%
ProShares UltraShort Consumer Services	0.75%
ProShares UltraShort Financials	0.75%
ProShares UltraShort Health Care	0.75%

(1)	All fees are computed daily and paid monthly.

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)(1)
ProShares UltraShort Industrials	0.75%
ProShares UltraShort Oil & Gas	0.75%
ProShares UltraShort Precious Metals	0.75%
ProShares UltraShort Real Estate	0.75%
ProShares UltraShort Semiconductors	0.75%
ProShares UltraShort Technology	0.75%
ProShares UltraShort Telecommunications	0.75%
ProShares UltraShort Utilities	0.75%
ProShares UltraShort Russell MidCap	0.75%
ProShares UltraShort MSCI Japan	0.75%
ProShares UltraShort MSCI Emerging Markets	0.75%
ProShares UltraShort MSCI EAFE	0.75%
ProShares UltraShort NASDAQ Biotechnology	0.75%
ProShares UltraShort Dow Jones Select Telecommunications	0.75%
ProShares UltraShort FTSE China 25	0.75%
ProShares UltraShort 7-10 Year Treasury	0.75%
ProShares UltraShort 20+ Year Treasury	0.75%
ProShares UltraShort iBoxx $ Investment Grade	0.75%
ProShares UltraShort iBoxx $ High Yield	0.75%
ProShares UltraShort NASDAQ Composite	0.75%
ProShares UltraShort Aggregate Bond	0.75%
ProShares UltraShort DJ Wilshire Total Market	0.75%
ProShares UltraShort Russell3000	0.75%
ProShares UltraShort MSCI Pacific ex-Japan	0.75%
ProShares UltraShort MSCI Latin America	0.75%
ProShares UltraShort MSCI Europe	0.75%
ProShares UltraShort MSCI BRIC	0.75%
ProShares UltraShort S&P Europe 350	0.75%
ProShares UltraShort MSCI Brazil	0.75%
ProShares UltraShort MSCI South Korea	0.75%
ProShares UltraShort MSCI Taiwan	0.75%
ProShares UltraShort MSCI Australia	0.75%
ProShares UltraShort MSCI Hong Kong	0.75%
ProShares UltraShort MSCI Mexico Investable Market	0.75%
ProShares UltraShort KBW Regional Banking	0.75%
ProShares MSCI Latin America	0.75%
ProShares Credit Suisse 130/30	0.75%
ProShares UltraPro S&P500	0.75%
ProShares UltraPro QQQ	0.75%
ProShares UltraPro Dow30	0.75%
ProShares UltraPro Russell2000	0.75%
ProShares UltraPro S&P400 MidCap	0.75%
ProShares UltraPro MSCI EAFE	0.75%
ProShares UltraPro 7-10 Year Treasury	0.75%
ProShares UltraPro 20+ Year Treasury	0.75%
ProShares UltraPro MSCI Emerging Markets	0.75%
ProShares UltraPro Short S&P500	0.75%
ProShares UltraPro Short QQQ	0.75%

(1)	All fees are computed daily and paid monthly.

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)(1)
ProShares UltraPro Short Dow30	0.75%
ProShares UltraPro Short Russell2000	0.75%
ProShares UltraPro Short S&P400 MidCap	0.75%
ProShares UltraPro Short MSCI EAFE	0.75%
ProShares UltraPro Short 7-10 Year Treasury	0.75%
ProShares UltraPro Short 20+ Year Treasury	0.75%
ProShares UltraPro Short MSCI Emerging Markets	0.75%
ProShares Ultra TIPs	0.75%
ProShares Short TIPs	0.75%
ProShares UltraShort TIPs	0.75%
ProShares Ultra Gold Miners	0.75%
ProShares Short Gold Miners	0.75%
ProShares UltraShort Gold Miners	0.75%
ProShares Ultra MSCI Canada	0.75%
ProShares Short MSCI Canada	0.75%
ProShares UltraShort MSCI Canada	0.75%
ProShares Ultra S&P Retail	0.75%
ProShares Short S&P Retail	0.75%
ProShares UltraShort S&P Retail	0.75%
ProShares UltraPro 3-7 Year Treasury	0.75%
ProShares UltraPro Short 3-7 Year Treasury	0.75%
ProShares Ultra 3-7 Year Treasury	0.75%
ProShares Short 3-7 Year Treasury	0.75%
ProShares UltraShort 3-7 Year Treasury	0.75%
ProShares RAFI Long/Short	0.75%
ProShares Hedge Replication ETF	0.75%

PROSHARE ADVISORS LLC, a Maryland limited liability company		PROSHARES TRUST, a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Louis M. Mayberg
	Michael L. Sapir		Louis M. Mayberg
	Chief Executive Officer		President

(1)	All fees are computed daily and paid monthly.